Supplement dated July 20, 2011
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2011

(as supplemented on March 14, 2011 and June 16, 2011)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PORTFOLIO MANAGER DISCLOSURE

Sub-Advisor: Principal Global Investors (Equity Portfolio Managers)

Delete the information in this section regarding Thomas Morabito.

On page 180, add the following (information as of March 31, 2011):

Other Accounts Managed
Total Assets
of the
			Number of	Accounts
			Accounts	that
			that base	base the
	Total	Total Assets	the Advisory	Advisory
	Number	in the	Fee on	Fee on
	of Accounts	Accounts	Performance	Performance
Phil Nordhus – SmallCap Value Fund	N/A	N/A	N/A	N/A
Registered investment companies	3	$398.7 million	0	$0
Other pooled investment vehicles	11	$1,520.1 million	0	$0
Other accounts	1	$35.0 million	0	$0
Brian Pattinson – SmallCap Growth Fund,	N/A	N/A	N/A	N/A
SmallCap Blend Fund, and SmallCap Value Fund
Registered investment companies	1	$57.8 million	0	$0
Other pooled investment vehicles	12	$2,151.8 million	0	$0
Other accounts	9	$1,584.8 million	2	$397.0 million

On pages 181-182, add the following (information as of March 31, 2011):

Ownership of Securities
Dollar Range of
	PFI Funds Managed by Portfolio Manager		Securities Owned by the
Portfolio Manager	(list each fund on its own line)		Portfolio Manager
Phil Nordhus	SmallCap Value Fund		none
Brian Pattinson	SmallCap Growth Fund		none
Brian Pattinson	SmallCap Value Fund		none
Brian Pattinson	SmallCap Blend Fund		none